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                                 Exhibit 10.3.3

                     SECOND AMENDMENT TO SENIOR SUBORDINATED
                           CONVERTIBLE LOAN AGREEMENT


         THIS SECOND AMENDMENT TO SENIOR SUBORDINATED CONVERTIBLE LOAN AGREEMENT, dated as of January 1, 2001 (this "AMENDMENT"), is among VALUE CITY DEPARTMENT STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), the lender listed on the signature pages hereof (the "LENDER"), and SCHOTTENSTEIN STORES CORPORATION, a Delaware corporation, as a Lender and as Administrative Agent (in such latter capacity, the "ADMINISTRATIVE AGENT").

         PRELIMINARY STATEMENTS:

         1. The Borrower and Prudential Securities Credit Corp., LLC, as initial lender and as administrative agent ("PSCC"), entered into the Senior Subordinated Convertible Loan Agreement, dated as of March 15, 2000 (the "PRUDENTIAL LOAN AGREEMENT").

         2. As of December 11, 2000, PSCC assigned all of its right, title and interest in the Prudential Loan Agreement and attendant loan documents to Schottenstein Stores Corporation.

         3. As of December 11, 2000, the Borrower and the Lender entered into a certain Waiver and Amendment to Senior Subordinated Convertible Loan Agreement, thereby amending and modifying the Prudential Loan Agreement (the Prudential Loan Agreement, as so amended, and as the same may hereafter be amended from time to time, is hereinafter collectively referred to as the "LOAN AGREEMENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned such terms in the Loan Agreement. Concurrently with the above referenced Waiver and Amendment, the Borrower and the Lender entered into a certain letter agreement and term sheet (the "TERM SHEET") setting forth the terms of an amendment to be entered into between the Borrower and the Lender.

         4. The Borrower is required under the terms of its senior secured credit facility to obtain an amendment of the Loan Agreement that conforms to the Term Sheet. Accordingly, the Borrower has requested the Lender to amend certain terms and conditions of the Loan Agreement, and the Lender has agreed to the Borrower's requested amendment of the Loan Agreement on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Borrower, the Lender, and the Administrative Agent hereby agree as follows:

         SECTION 1. AMENDMENTS TO LOAN AGREEMENT.

         1.1 DEFINITIONS. Section 1.01, "CERTAIN DEFINED TERMS," of the Loan Agreement is hereby amended by amending and restating the following definition in its entirety:

                      "PRIME RATE" means a fluctuating interest rate per
             annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the "Prime Rate" publicly announced by any money center bank selected by Administrative Agent from time to time as such money center bank's "Prime Rate," as published in the Wall Street Journal (it being understood that such Prime Rate may not be the lowest rate such money center bank charges its


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             customers). Any change in the Prime Rate due to a change in such Person's Prime Rate or published rate, as applicable, shall be effective on the effective date of such change in such Prime Rate or published rate, respectively. As of January 1, 2001, until determined otherwise by the Administrative Agent, the Prime Rate applicable to any Prime Rate Advance shall be the Prime Rate of National City Bank.

         1.2 REFERENCES TO PRUDENTIAL. Any references in the Loan Agreement to Prudential Securities Credit Corp., LLC, in its individual capacity as a Lender or in its capacity as Administrative Agent, shall herein and in the Loan Agreement be deemed to constitute references to Schottenstein Stores Corporation.

         1.3 PAYMENT OF INTEREST. Section 2.06(b), "INTEREST RATES," of the Loan Agreement is hereby amended to recite in its entirety as follows:

                      (b) INTEREST RATES. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                      (i) PRIME RATE ADVANCES. In the case of a Prime Rate
             Advance, a rate per annum equal at all times to the sum of the Prime Rate in effect from time to time plus the Applicable Prime Rate Margin, payable (A) on the last day of each calendar month,
             (B) on any date on which such Advance shall be converted to a Eurodollar Rate Advance in accordance with Section 2.06(a), (C) on the date such Advance shall be repaid or prepaid in full, regardless of the date of such repayment or prepayment, and (D) on the earlier of (I) the Maturity Date, and (II) the date on which the Senior Debt is paid in full;

                      provided, that,

                      (X) subject to clause (Z) below, the amount of any
             interest payment required to be made pursuant to this Section 2.06 shall not exceed forty-five percent (45%) of the amount of interest then accrued,

                      (Y) subject to clause (Z) below, the aggregate amount of
             all interest payments made by the Borrower pursuant to this Section
             2.06 during any fiscal year shall not exceed the lesser of (I) $3,500,000, and (II) the aggregate amount of the federal, state, local and foreign income taxes for such fiscal year (including without limitation, any additions to such taxes, and any penalties and interest with respect thereto) that are paid or are payable by the Lender or its shareholders attributable to the aggregate amount of Advances hereunder (the "Attributed Income Taxes"), and

                      (Z) all interest accruing hereunder and not paid as a
             result of this proviso shall bear interest at the rates applicable from time to time to the Advances on which such original interest accrued and shall be payable (with such interest thereon) on the earlier of (i) the Maturity Date, and (II) the date on which the Senior Debt is paid in full.



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                          (ii) EURODOLLAR RATE ADVANCES. In the case of a
             Eurodollar Rate Advance, a rate per annum equal at all times during the Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Eurodollar Rate Margin, payable (A) on the last day of each Interest Period, (B) on any date on which such Advance shall be converted to a Prime Rate Advance in accordance with Section 2.06(a), (C) on the date such Advance shall be repaid or prepaid in full, regardless of the date of such repayment or prepayment, and (D) on the earlier of (I) the Maturity Date, and (II) the date on which the Senior Debt is paid in full;

                      provided, that

                      (X) subject to clause (Z) below, the amount of any
             interest payment required to be made pursuant to this Section 2.06 shall not exceed 45% of the amount of interest then accrued,

                      (Y) subject to clause (Z) below, the aggregate amount of
             all interest payments made by the Borrower pursuant to this Section
             2.06 during any fiscal year shall not exceed the lesser of (I) $3,500,000, and (II) the Attributed Income Taxes, and

                      (Z) all interest accruing hereunder and not paid as a
             result of this proviso shall bear interest at the rates applicable from time to time to the Advances on which such original interest accrued and shall be payable (with such interest thereon) on the earlier of (i) the Maturity Date, and (II) the date upon which the Senior Debt is paid in full.

The remainder of Section 2.06 shall remain as originally written.

         1.4 SUBORDINATION. Article XI, "SUBORDINATION," of the Loan Agreement is hereby amended to recite in its entirety as follows:

                      SECTION  11.01. SUBORDINATED DEBT SUBORDINATED TO SENIOR
             INDEBTEDNESS.

                      The Lenders agree that the Obligations of the Loan Parties under the Loan Documents are subordinate in right of payment to the prior payment in full of all Senior Debt, whether outstanding on the Closing Date or thereafter incurred, all in accordance with this Article XI.

                      SECTION 11.02.  DISTRIBUTION EVENTS.

                      Upon any payment or distribution of assets of the Borrower to creditors upon any dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or its debts, whether voluntary or involuntary, in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any Federal or State bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise (each such event, a "DISTRIBUTION EVENT"), the holders of Senior Debt will first be paid in full, in cash or cash equivalents, all amounts due or to


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             become due on or in respect of such Senior Debt (including interest accruing after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) before the Lenders are entitled to receive any payment of principal of and interest on the amounts outstanding under the Loan Documents. In the event that, notwithstanding the foregoing, any Lender receives any payment or distribution of assets of the Borrower of any kind or character (excluding equity or subordinated securities of the Borrower provided for in a plan of reorganization or readjustment that, in the case of subordinated securities, are subordinated in right of payment to all Senior Debt to at least the same extent as the Indebtedness under the Loan Documents is so subordinated) after the occurrence of a Distribution Event but before all Senior Debt is paid in full, then such payment or distribution will be held in trust for the holders of Senior Debt and will be required to be paid over or delivered forthwith to the trustee in bankruptcy or other Person making payment or distribution of assets of the Borrower for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay the Senior Debt in full.

                      SECTION 11.03. BLOCKAGE, ETC.

                      The Borrower shall not make, and the Lenders shall not
             receive, any payments on account of the Indebtedness outstanding under the Loan Documents if a Default or Event of Default (each under and as defined in the Senior Credit Facility) shall have occurred on the Designated Senior Debt (a "SENIOR DEFAULT") until:
             (i) such Senior Default shall have been cured or waived or shall have ceased to exist, or (ii) the Designated Senior Debt shall have been discharged and paid in full (within the meaning of section
             11.04 below), after which time the Borrower shall resume payments on the Indebtedness. In the event that, notwithstanding the foregoing, the Borrower makes any payment to the Lenders prohibited by the foregoing provisions, then such payment will be held by the Administrative Agent and the Lenders in trust for the holders of the Designated Senior Debt and will be required to be paid over and delivered forthwith to the Administrative Agent under (and as defined in) the Senior Credit Facility ("SENIOR AGENT")for the benefit of the holders of such Designated Senior Debt.

                      SECTION 11.04. PAYMENT IN FULL.

                      For purposes of this Agreement, the Senior Credit Facility shall not be deemed to have been paid in full until the Commitments under (and as defined in) the Senior Credit Facility shall have terminated and all amounts due and owing or to become due and owing thereunder (other than contingent amounts in respect of indemnification, cost reimbursement and similar amounts for which no claim has been made) have been paid in full in cash or Cash Equivalents.

                      SECTION 11.05. IN FURTHERANCE OF SUBORDINATION.

                      Each Lender authorizes and directs the Administrative
             Agent on its behalf to take such action as may be necessary or appropriate to effectuate, as between the Lenders and the Senior Agent and the Senior Credit Facility Lenders, the subordination as provided in this Article and appoints the Administrative Agent its attorney-in-fact for any and all such purposes.


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                      SECTION 11.06. RIGHTS OF SUBROGATION.

                      Subject to the payment in full of all Senior Debt, the
             Lenders shall be subrogated, to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article, to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until all of the Obligations hereunder shall have been paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Lenders or the Administrative Agent would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by the Lenders or the Administrative Agent, shall, as among the Borrower, its creditors other than holders of Senior Debt and the Lenders, be deemed to be a payment or distribution by the Borrower to or on account of the Senior Debt; provided, however, that no payment or distribution to the Senior Agent or the Senior Credit Facility Lenders pursuant to the provisions of this Article shall entitled the Administrative Agent or any Lender to exercise any right of subrogation in respect thereof until the Designated Senior Indebtedness shall have been paid in full.

                      SECTION 11.07. FURTHER ASSURANCES.

                      The Lenders, the Administrative Agent, the Borrower and
             each Subsidiary Guarantor will, at the Borrower's expenses and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, be necessary or desirable, or that the Senior Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Agent or any Senior Credit Facility Lender to exercise and enforce its rights and remedies hereunder.

                      SECTION 11.08. AGREEMENTS IN RESPECT OF SUBORDINATED DEBT.

                      (i) No amendment, waiver or other modification of the Loan
             Documents shall adversely affect the rights or interests of the Senior Agent or the Senior Credit Facility Lenders hereunder.

                      (ii) The Administrative Agent shall promptly notify the
             Senior Agent of the occurrence of any Default or Event of Default under the Loan Documents of which the Administrative Agent is actually aware.

                      SECTION 11.09. AGREEMENT BY THE BORROWER.

                      The Borrower agrees that it will not make any payment of
             any of the Obligations, or take any other action, in contravention of the provisions of this Article.

                      SECTION 11.10. REINSTATEMENT.

                      The provisions of this Article shall continue to be
             effective or be reinstated, as the case may be, if at any time any payment of any of the


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             Designated Senior Debt is rescinded or must otherwise be returned by the Senior Agent or any Senior Credit Facility Lender upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

                      SECTION 11.11. NO WAIVER; REMEDIES.

                      No failure on the part of the Senior Agent or any Senior
             Credit Facility Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                      SECTION 11.12. CONTINUING AGREEMENT; ASSIGNMENTS UNDER THE
             SENIOR CREDIT FACILITY.

                      The provisions of this Article constitute a continuing
             agreement and shall (i) remain in full force and effect until the payment in full of the Senior Debt, (ii) be binding upon the Lenders, the Administrative Agent, the Borrower and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Senior Agent, the Senior Credit Facility Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause
             (iii), any Senior Credit Facility Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Senior Credit Facility (including, without limitation, all or any portion of any note to be held by it) to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Senior Credit Facility Lender herein.


         1.5 GOVERNING LAW. Section 12.08, "GOVERNING LAW; SUBMISSION TO JURISDICTION," of the Loan Agreement is hereby amended to recite in its entirety as follows:

                      SECTION 12.08. GOVERNING LAW; SUBMISSION TO JURISDICTION.

                      THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED AND
             ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF OHIO, EXCLUDING CHOICE OF LAW PRINCIPLES. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF THE COURT OF COMMON PLEAS OF THE STATE OF OHIO LOCATED IN FRANKLIN COUNTY, OHIO AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO, EASTERN DIVISION AND IRREVOCABLY AGREES THAT, SUBJECT TO SOLE AND ABSOLUTE ELECTION OF THE HOLDERS OF THE NOTES AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS, AND THE BORROWER WAIVES ANY OBJECTION WHICH IT MAY HAVE



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             BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF
             ANY PROCEEDING IN ANY SUCH COURTS.


         SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. AUTHORIZATION AND VALIDITY OF DOCUMENTS. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.3. NO EVENT OF DEFAULT. No condition or event has occurred or exists that constitutes a Default or an Event of Default.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.


         SECTION 3. CONTINUING EFFECT OF CREDIT DOCUMENTS.

         This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Loan Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver, or consent to any action on the part of the Borrower that would require an amendment, waiver, or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Loan Agreement and each other Loan Document are and shall remain in full force and effect in accordance with their respective terms.


         SECTION 4. CONDITIONS TO EFFECTIVENESS.

         This Amendment shall become effective on a date (the "AMENDMENT EFFECTIVE DATE"), as of January 1, 2001, provided that counterparts of this Amendment shall have been executed by the Borrower, the Lender and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower.

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         SECTION 5. MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO LOAN AGREEMENT. The Loan Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Loan Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Loan Agreement.

         5.8. JURY TRIAL WAIVER. The parties hereto hereby confirm that the jury trial waiver provisions of section 12.11 of the Loan Agreement shall be fully applicable to this Amendment and the transactions contemplated hereby.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


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

VALUE CITY DEPARTMENT STORES,                                 SCHOTTENSTEIN STORES
INC.                                                          CORPORATION,
                                                                     INDIVIDUALLY AS LENDER AND AS THE
                                                                     ADMINISTRATIVE AGENT

BY: /S/ JAMES A. MCGRADY                                      BY: /S/ JEFFREY D. SWANSON
    ----------------------------------------------                ----------------------------------------
       TITLE: CFO, SECRETARY AND TREASURER                           TITLE: SENIOR VICE PRESIDENT























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